UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material under § 240.14a-12.

ARCIMOTO, INC.
_______________________________________________________________
(Name of Registrant as Specified in its Charter)

N/A
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts ARCIMOTO, INC. 2023 Annual Meeting Vote by June 15, 2023 11:59 PM ET ARCIMOTO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in ARCIMOTO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2023. Get informed before you vote View the Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterials@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 16, 2023 9:00 AM PDT 133 Chambers Street Eugene, OR 97402 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items                 Board Recommends Election of DIrectors Nominees: Mark D. Frohnmayer 03) Joshua S. Scherer 05) Christopher W. Dawson Dan M. Creed 04) Jesse G. Eisler FOR To approve an amendment to the Company’s 2022 Omnibus Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000. FOR To approve, on an advisory basis, the compensation of the Company’s named executive officers. FOR To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Year To ratify the selection of Deloite & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.